Fees Summary	Sep. 25, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 40,050,000.00
Previously Paid Amount	5,911.38
Total Fee Amount	5,911.38
Total Offset Amount	0.00
Net Fee	$ 0.00